UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 17, 2008

(Date of Earliest Event Reported)

PENN VIRGINIA GP HOLDINGS, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33171	20-5116532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 300
100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Penn Virginia GP Holdings, L.P. (“PVG”), dated July 22, 2008, to provide the financial information required in connection with Penn Virginia Resource Partners, L.P.’s (“PVR”) acquisition of substantially all of the assets of Lone Star Gathering, L.P. (“Lone Star”).

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Included herein as Exhibit 99.1 to this Current Report on Form 8-K/A are the following financial statements of Lone Star:

•	Independent Auditor’ Report dated April 7, 2008;

•	Balance Sheets as of December 31, 2007 and 2006;

•	Statements of Operations and Changes in Partners’ Capital for the years ended December 31, 2007 and 2006;

•	Statements of Cash Flows for the years ended December 31, 2007 and 2006; and

•	Notes to Financial Statements.

Included herein as Exhibit 99.2 to this Current Report on Form 8-K/A are the following financial statements of Lone Star:

•	Balance Sheets as of June 30, 2008 and December 31, 2007;

•	Statements of Operations and Changes in Partners’ Capital for the six month periods ended June 30, 2008 and 2007;

•	Statements of Cash Flows for the six month periods ended June 30, 2008 and 2007; and

•	Notes to Unaudited Financial Statements.

(b)	Pro Forma Financial Information.

Included herein as Exhibit 99.3 to this Current Report on Form 8-K/A is the following pro forma financial information:

•

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2008, which is based on PVG’s unaudited condensed consolidated balance sheet as of June 30, 2008 and gives effect to PVR’s acquisition of Lone Star as if such acquisition had occurred on June 30, 2008;

•

Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2007, which has been derived from PVG’s audited consolidated statement of income and Lone Star’s audited statement of operations and changes in partners’ capital for the year ended December 31, 2007 and gives effect to PVR’s acquisition of Lone Star as if such acquisition occurred on January 1, 2007;

•

Unaudited Pro Forma Condensed Combined Statement of Income for the six months ended June 30, 2008, which has been derived from PVG’s unaudited condensed consolidated statement of income and Lone Star’s unaudited statement of operations and changes in partners capital for the six month period ended June 30, 2008 and gives effect to PVR’s acquisition of Lone Star as if such acquisition occurred on January 1, 2008; and

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d)	Exhibits.

23.1	Consent of Weaver & Tidwell, L.L.P., independent registered public accounting firm.
99.1	Audited Financial Statements of Lone Star Gathering, L.P. (incorporated by reference to Exhibit 99.1 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K/A filed on October 1, 2008).
99.2	Unaudited Financial Statements of Lone Star Gathering, L.P. (incorporated by reference to Exhibit 99.2 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K/A filed on October 1, 2008).
99.3	Unaudited Condensed Combined Pro Forma Financial Statements of Penn Virginia GP Holdings, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2008

Penn Virginia GP Holdings, L.P.
By:	PVG GP, LLC,
its general partner

By:	/s/ Frank A. Pici
Name:	Frank A. Pici
Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Weaver & Tidwell, L.L.P., independent registered public accounting firm.
99.1	Audited Financial Statements of Lone Star Gathering, L.P. (incorporated by reference to Exhibit 99.1 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K/A filed on October 1, 2008).
99.2	Unaudited Financial Statements of Lone Star Gathering, L.P. (incorporated by reference to Exhibit 99.2 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K/A filed on October 1, 2008).
99.3	Unaudited Condensed Combined Pro Forma Financial Statements of Penn Virginia GP Holdings, L.P.